                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-0266

                           Tri-Continental Corporation
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   12/31/03

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

           Tri-Continental Corporation
           Annual Report December 31, 2003

74th Annual Report 2003

Tri-Continental Corporation

an investment you can live with

 Tri-Continental Corporation invests to
 produce future growth of both capital
 and income, while providing reasonable
 current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

February 18, 2004

To the Stockholders:

     Your annual Stockholder report for Tri-Continental Corporation follows this letter. This report contains a discussion of Tri-Continental’s investment results, performance information, and audited financial statements, including a portfolio of investments.

     For the year ended December 31, 2003, Tri-Continental posted a total return of 25.84% based on net asset value and 25.24% based on market price. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned 28.67% and the Lipper Closed-End Growth & Income Funds Average returned 28.40%.

     We would again like to thank those Stockholders who participated in Tri-Continental’s 2003 Mid-Year Survey. We appreciate the opportunity to hear your opinions and concerns. Survey results can be found on pages 9 and 10 of this report.

     As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. Tri-Continental, as a listed closed-end fund, does not have such issues. However, your manager, J. & W. Seligman & Co. Incorporated, also manages a family of mutual funds. In this regard, Seligman has conducted an extensive internal review, the results of which have been previously reported to Stockholders of Tri-Continental. For more information, please visit www.seligman.com.*

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman
Brian T. Zino President

________________________
* The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation’s prospectus.

Tri-Continental Corporation

Interview With Your Portfolio Team

What were Tri-Continental’s investment results in 2003?

     For the year ended December 31, 2003, Tri-Continental Corporation posted a total return of 25.84% based on net asset value and 25.24% based on market price. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned 28.67%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned 28.40%.

What market conditions and events materially affected Tri-Continental’s performance during the period?

     In 2003, the stock market seemed at long last to benefit from the accommodative fiscal and monetary policy of recent years. All sectors of the market posted positive gains for the year. Geopolitical tensions in the first quarter of the year weighed heavily on the market initially, but beginning in mid-March, the market began to see substantial upward momentum, which lasted throughout the remainder of the year. The combination of income tax reductions, the decrease in the dividend tax, historically low interest rates, and the Federal Reserve Board’s expansion of the money supply was also positive for equities. Gross domestic product (GDP) growth improved markedly, particularly in the third quarter of 2003. Moving into the fourth quarter of 2003, leading economic indicators appeared to be heading upward, as did industrial production, suggesting further growth.

     With this stimulative backdrop, consumer spending continued strong in 2003, despite the downward trend of consumer sentiment prior to the Iraq war. Furthermore, with the relatively quick end to major hostilities in Iraq, consumer sentiment rose even higher. Meanwhile, lower interest rates were also a big factor working in the consumer’s favor, as home mortgage refinancings continued to surge, enhancing liquidity and spending.

What investment strategies or techniques materially affected Tri-Continental’s performance during the period?

     The Corporation’s performance was helped both on an absolute and relative basis by its holdings in the consumer discretionary sector. We liked this sector from a fundamental standpoint and thought the market had not yet appreciated what we saw as underlying strength. We took advantage of attractive valuations and overweighted the sector. This overweighting, coupled with sound stock selection, produced strong returns for the portfolio as the consumer discretionary sector outperformed other areas of the market.

     Tri-Continental’s investments in the information technology sector also contributed significantly to performance on an absolute basis, as this was the best-performing sector in the S&P 500 Index.

A Team Approach

Tri-Continental Corporation is managed by the Seligman Core Investment Team, headed by Richard R. Schmaltz. He is assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Team members include Eric Almeraz, Claudia Francois, David Levy (trader), Michael McGarry, Edward Mehalick, Brian Turner, and Nancy Wu.

(continued on page 4)

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2003

		Average Annual

	Three	One	Five	10
	Months*	Year	Years	Years

Market Price**	9.90%	25.24%	(3.23)%	7.34%

Net Asset Value**	11.87	25.84	(3.32)	7.66

Lipper Closed-End
Growth & Income
Funds Average***	11.26	28.40	1.51	8.15

S&P 500***	12.07	28.67	(0.57)	11.06

PRICE PER SHARE

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Market Price	$16.40	$14.96	$14.78	$12.81	$13.25
Net Asset Value	19.55	17.52	17.06	14.98	15.72

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Year Ended December 31, 2003

	Capital Gain

Dividends Paid†	Realized‡	Unrealized††	SEC YieldØ

$0.17	$0.07	$1.88	0.77%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
‡	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 6 to Financial Statements.
†	Preferred Stockholders were paid dividends totaling $2.50 per share.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2003.
Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2003, has been computed in accordance with SEC regulations and will vary.

Tri-Continental Corporation

Interview With Your Portfolio Team (continued)

However, many of the more speculative technology companies led the sector’s performance in 2003. Since Tri-Continental does not typically invest in these types of companies, our relative performance lagged that of the benchmark.

     The Corporation’s performance was hurt by the consumer staples sector; Tri-Continental underperformed the benchmark in this sector based on stock selection. The telecommunications services sector, while representing only a small portion of Tri-Continental’s portfolio, was a negative in terms of absolute and relative performance. Early in the year, our overweighting proved premature. When sector performance finally improved, our portfolio position had been pared so that the overall results proved negative.

     Finally, financial stocks were a strong positive in the portfolio for the year, as this sector performed well. Tri-Continental’s portfolio was overweighted in financials, which led to outperformance relative to the benchmark S&P 500 in this area. Furthermore, we were opportunistic and took advantage during periods of price weakness due to concerns about restructuring in the industry and increasing commitments in certain large financial companies. When these stocks rebounded, Tri-Continental benefited from these enlarged commitments, significantly aiding overall investment results.

________________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $19.55 at December 31, compared to $15.72 at the start of the year. Assuming the reinvestment of dividends in additional shares, the total return was 25.84%.

Operating expenses for the year were $14,319,200. The ratio of expenses to average net investment assets was 0.68%, up slightly from 2002’s expense ratio of 0.67%.

Common Stock dividends, paid quarterly, totaled $0.17 per share on an average of 120,561,000 shares, compared to $0.26 in 2002 when, on average, there were approximately 7,434,000 more shares outstanding.

Preferred Stock dividends, paid each quarter, completed 74 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $28.66 per Preferred share.

Stock Repurchase Program
     For the period from November 21, 2002, through November 20, 2003, the Corporation repurchased 7,729,824 shares, representing 6.2% of outstanding shares at the beginning of the period. This compares to 9,503,046 shares repurchased in the year ended November 20, 2002, representing 7.4% of shares outstanding.

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2003	2002

Total assets	$2,352,147,028	$1,999,881,314
Amounts owed	3,510,600	3,949,470

Net Investment Assets	$2,348,636,428	$1,995,931,844
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,310,999,428	$1,958,294,844

Common shares outstanding	118,188,251	124,564,364
Net Assets Behind Each Common Share	$19.55	$15.72

Taxable Gain:
Net capital gains (losses), realized	$7,912,646	$(527,888,865)
Per Common share	$0.07	$(4.24)
Accumulated capital losses, end of year	$(725,576,957)	$(733,543,219)
Per Common share, end of year	$(6.14)	$(5.89)
Unrealized capital gains (losses), end of year	$222,507,204	$(215,398,217)
Per Common share, end of year	$1.88	$(1.73)

Income:
Total investment income earned	$35,893,603	$47,626,908
Expenses	14,319,200	16,295,925
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock	$19,692,553	$29,449,133

Expenses to average net investment assets	0.68%	0.67%
Expenses to average net assets for Common Stock	0.70%	0.68%

Dividends per Common Share	$0.17	$0.26

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2003, 2,610,104 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 12, during 2003 the Corporation purchased 4,758,500 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $3,000 per year to a Traditional IRA provided you have earned income and are under age 70½. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and are not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2003 is less than $40,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $60,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA generally must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your modified adjusted gross income (MAGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½ . You may convert an

Tri-Continental Corporation

Stockholder Services (continued)

existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income, to a maximum of $41,000 per participant. For retirement plan purposes, no more than $205,000 may be taken into account as earned income under the plan in 2004 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 2003 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the 2003 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     For the fiscal year ended December 31, 2003, the Corporation designates 100%, or the maximum allowable, of its dividend distributions paid to Common and Preferred Stockholders as qualified dividend income. In order for an individual to claim dividends received as qualified dividends, individual Common Stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date, while Preferred Stockholders must have held their shares for more than 90 days during the 181-day period before each ex-dividend date.

Tri-Continental Corporation

Stockholder Survey Results

     In Tri-Continental’s 2003 Mid-Year Report, the Corporation enclosed a survey card designed to garner feedback from Stockholders. We are pleased to announce that we received over 4,000 responses and would like to thank you for taking the time to respond.

     The mail-in card allows us to track general trends in Stockholder demographics and satisfaction. Of the 4,000 Stockholders who responded, roughly 45% were registered and 55% were “street name.” Below you will find a summary of the results. Although the number of responses we received was large, that does not necessarily mean that the results tabulated below are representative of the Corporation’s Stockholders taken as a group.

				Registered	Street Name

1	.	Are You ...	Male	74.7%	72.0%
			Female	23.7%	26.4%
			Joint Account	1.6%	1.6%

2	.	How old are you?	Under 18	0.6%	0.3%
			18 - 34	1.1%	2.1%
			35 - 49	4.3%	4.6%
			50 - 64	18.5%	16.7%
			65 or older	75.5%	76.3%

3	.	How long have you been a Tri-Continental Stockholder?
			0 to 5 years	11.5%	9.8%
			5 to 10 years	17.9%	16.0%
			10 to 15 years	19.7%	18.9%
			More than 15 years	49.4%	54.1%
			No answer	1.5%	1.3%

4	.	Overall, how satisfied are you as a Stockholder of Tri-Continental Corporation?
		(Very Satisfied)	1	10.2%	10.0%
			2	19.6%	18.1%
			3	30.8%	29.6%
			4	17.9%	17.9%
		(Not at all satisfied)	5	20.1%	22.7%
			No answer	1.5%	1.7%

Tri-Continental Corporation

Stockholder Survey Results (continued)

				Registered	Street Name

5	.	How satisfied are you with Tri-Continental’s Stockholder Services department?
		(Very satisfied)	1	25.9%	30.7%
			2	31.4%	27.2%
			3	29.3%	27.3%
			4	7.0%	8.2%
		(Not at all satisfied)	5	6.5%	6.7%
			Never contacted	60.5%	56.2%
			No answer	1.9%	2.5%

6	.	Before reading this question, were you aware of Tri-Continental’s Stock Repurchase Program?
			Yes	77.3%	78.0%
			No	21.6%	20.8%
			No answer	1.2%	1.2%

7	.	Now that you are familiar with it, how favorably do you feel about the Stock Repurchase
		Program?
		(Very favorable)	1	32.6%	32.5%
			2	26.6%	22.6%
			3	23.6%	24.5%
			4	4.7%	5.2%
		(Not at all favorable)	5	6.9%	8.4%
			No answer	5.6%	6.9%

8	.	Tri-Continental’s common stock trades at a discount to its net asset value. Were you aware
		of this before reading this question?
			Yes	81.7%	81.4%
			No	12.9%	12.2%
			Don’t Know	4.4%	4.3%
			No answer	1.0%	2.0%

9	.	As far as Tri-Continental’s discount is concerned are you ...
			Pleased	21.9%	21.6%
			Indifferent	35.3%	32.9%
			Concerned	30.5%	29.8%
			Don’t Know	10.4%	12.0%
			No answer	1.9%	3.7%

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1983, was $29,375. Stockholders who took capital gain distributions in shares would have realized more than a three and a half-fold increase in the market value of these 1,000 shares to $113,372 by year-end 2003. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $197,150 at the end of 2003.

* Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1993 rights offering. Either the exercise or sale of the rights would improve the above results.

     For the 20-year period ended December 31, 2003. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If commissions or sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

     The chart above illustrates that Tri-Continental’s performance cannot be judged based upon stock-price appreciation/depreciation alone. Indeed, stock-price appreciation/depreciation is a small component of Tri-Continental’s total return. For Stockholders who take their capital gains in additional shares, and particularly for Stockholders who are able to take both their capital gains and their dividends in additional shares, the value of an investment in Tri-Continental has appreciated steadily over the years. This is because, while Tri-Continental’s stock price may not increase significantly, investors who take their distributions in additional shares may benefit from an increasing number of shares owned.

Tri-Continental Corporation

Stock Repurchase Program

     In November 2003, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program, which began in November 1998. The program authorizes the Corporation to repurchase up to 5.0% of the Corporation’s shares over a 12-month period, provided that the discount remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while seeking to increase the NAV of the Corporation’s outstanding shares.

     For the 12 months ended November 20, 2003, the Corporation repurchased 7.7 million shares, 6.2% of stock outstanding November 20, 2002. The Corporation bought back 4.4% of stock outstanding in both the first and second years the program was in place, 6.2% in the third year and 7.4% in the fourth year.

Introduce Tri-Continental to a Friend

     “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Mid-Year and Annual Reports since the program’s inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tricontinental.com*

     Now Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

     Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please stop by www.tricontinental.com.* We hope you find the site a useful one that you will want to visit often.

________________________
* The reference to Tri-Continental’s website is an inactive textual reference and information contained in or otherwise accessible through Tri-Continental’s website does not form a part of this report or Tri-Continental’s prospectus.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2003, was as follows. Individual securities owned are listed on pages 15 to 18.

				Percent of Net
				Investment Assets
				December 31,

	Issues	Cost	Value	2003	2002

Net Cash and Short-Term
Holding	1	$ 60,807,101	$ 60,807,101	2.6	0.6
Tri-Continental
Financial Division	2	7,192,351	3,590,327	0.2	0.2

	3	67,999,452	64,397,428	2.8	0.8

Common Stocks:
Automobiles and Components	1	15,868,537	23,268,602	1.0	1.2
Banks	6	117,681,343	138,822,381	5.9	6.7
Capital Goods	8	219,250,527	233,471,891	9.9	11.8
Chemicals	1	22,186,250	25,807,920	1.1	1.5
Commercial Services and Supplies	1	23,388,025	23,395,530	1.0	—
Communications Equipment	1	19,399,915	31,071,924	1.3	3.6
Computers and Peripherals	3	88,209,546	99,769,717	4.2	2.9
Consumer Durables and Apparel	1	13,791,840	18,667,828	0.8	3.0
Consumer Staples	5	189,132,414	202,437,441	8.6	9.1
Diversified Financials	8	210,868,943	233,399,921	9.9	7.6
Electronic Equipment and
Instruments	1	21,233,359	23,289,202	1.0	1.2
Energy	10	152,226,638	168,956,594	7.2	7.4
Health Care Equipment
and Services	6	51,521,756	57,807,429	2.5	3.7
Hotels, Restaurants and Leisure	3	57,735,264	78,575,747	3.3	1.0
Insurance	5	111,166,958	121,525,266	5.2	4.8
Media	4	75,672,175	88,497,682	3.8	2.8
Metals and Mining	2	45,680,304	50,643,505	2.2	—
Paper and Forest Products	1	30,217,940	36,366,080	1.5	2.9
Pharmaceuticals and
Biotechnology	14	205,666,016	211,823,069	9.0	9.0
Real Estate	1	17,405,517	17,305,200	0.7	—
Retailing	5	68,817,297	76,665,757	3.3	4.7
Semiconductors and
Semiconductor Equipment	3	71,592,731	81,843,038	3.5	2.6
Software and Services	5	150,547,837	156,003,649	6.6	5.2
Telecommunication Services	—	—	—	—	4.0
Utilities	1	13,708,555	15,229,115	0.7	2.5
Miscellaneous	1	65,160,085	69,594,512	3.0	—

	97	2,058,129,772	2,284,239,000	97.2	99.2

Net Investment Assets	100	$2,126,129,224	$2,348,636,428	100.0	100.0

Tri-Continental Corporation

Largest Portfolio Changes
October 1 to December 31, 2003

Largest Purchases
_____________________
Freeport-McMoRan Copper & Gold, Inc.*
Exxon Mobil Corporation
ServiceMaster Company (The)*
Symantec Corporation*
PepsiCo, Inc.*
Merrill Lynch
Electronic Arts Inc.*
Novartis*
Masco Corporation*
SPDR Trust, Series 1

Largest Sales
__________________
American Express Company
eBay Inc.
Air Products and Chemicals, Inc.**
Bank of America Corporation
J.P. Morgan Chase & Co.
Adobe Systems Inc.**
Maxim Integrated Products, Inc.**
W.R. Berkley Corporation**
Check Point Software Technologies Ltd.**
Mellon Financial Corporation**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings
December 31, 2003

			Increase/(Decrease)
	December 31, 2003		in Value

	Cost	Value	For	Since
	(000s)	(000s)	2003	Purchase

Citigroup Inc.	$ 69,727	$ 82,723	37.9%	18.6%
Microsoft Corporation	73,228	73,849	(1.2)	0.8
SPDR Trust, Series 1	65,160	69,594	26.0	6.8
Altria Group, Inc.	55,877	69,172	34.3	23.8
General Electric Company	82,212	66,949	27.2	(18.6)
Pfizer Inc.	66,326	63,306	15.6	(4.6)
Exxon Mobil Corporation	57,254	62,805	17.3	9.7
Wal-Mart Stores, Inc.	58,864	54,043	5.0	(8.2)
American International Group, Inc.	42,347	46,708	14.6	10.3
International Business Machines
Corporation	42,192	46,342	19.6	9.8

	$613,187	$635,491

Tri-Continental Corporation

Portfolio of Investments	December 31, 2003

	Shares	Value

COMMON STOCKS 97.2%
AUTOMOBILES AND COMPONENTS 1.0%
Lear Corporation	379,400	$23,268,602

BANKS 5.9%
Bank of America Corporation	208,520	16,771,264
Fannie Mae	257,500	19,327,950
Freddie Mac	223,700	13,046,184
Radian Group Inc.	285,800	13,932,750
U.S. Bancorp	1,284,430	38,250,325
Wachovia Corporation	804,763	37,493,908

		138,822,381

CAPITAL GOODS 9.9%
Deere & Company	239,300	15,566,465
General Dynamics Corporation	261,000	23,591,790
General Electric Company	2,161,050	66,949,329
Illinois Tool Works Inc.	375,680	31,523,309
L-3 Communications Holdings, Inc.*	465,300	23,897,808
Masco Corporation	728,000	19,954,480
Parker Hannifin Corporation	228,300	13,583,850
Tyco International Ltd.	1,449,240	38,404,860

		233,471,891

CHEMICALS 1.1%
Praxair, Inc.	675,600	25,807,920

COMMERCIAL SERVICES AND SUPPLIES 1.0%
ServiceMaster Company (The)	2,008,200	23,395,530

COMMUNICATIONS EQUIPMENT 1.3%
Cisco Systems, Inc.*	1,278,680	31,071,924

COMPUTERS AND PERIPHERALS 4.2%
Dell Inc.*	1,093,260	37,116,177
Hewlett-Packard Company	710,130	16,311,686
International Business Machines Corporation	500,020	46,341,854

		99,769,717

CONSUMER DURABLES AND APPAREL 0.8%
Pulte Homes, Inc.	199,400	18,667,828

CONSUMER STAPLES 8.6%
Altria Group, Inc.	1,271,080	69,172,174
Dean Foods Company*	863,400	28,379,958
PepsiCo, Inc.	467,000	21,771,540
Procter & Gamble Company (The)	291,056	29,070,673
Wal-Mart Stores, Inc.	1,018,720	54,043,096

		202,437,441

_______________
See footnotes on page 18.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2003

	Shares	Value

DIVERSIFIED FINANCIALS 9.9%
American Express Company	296,330	$14,291,996
Capital One Financial Corporation	128,900	7,900,281
Citigroup Inc.	1,704,230	82,723,324
Goldman Sachs Group, Inc. (The)	408,900	40,370,697
MBNA Corporation	320,600	7,966,910
Merrill Lynch	762,300	44,708,895
J.P. Morgan Chase & Co.	317,000	11,643,410
Morgan Stanley	411,170	23,794,408

		233,399,921

ELECTRONIC EQUIPMENT AND INSTRUMENTS 1.0%
Jabil Circuit, Inc.*	822,940	23,289,202

ENERGY 7.2%
BP p.l.c (ADR) (United Kingdom)	433,800	21,408,030
ChevronTexaco Corporation	197,100	17,027,469
ConocoPhillips	239,403	15,697,655
Exxon Mobil Corporation	1,531,825	62,804,825
Noble Corporation*	186,300	6,665,814
Noble Energy, Inc.	294,680	13,092,632
Occidental Petroleum Corporation	304,200	12,849,408
Rowan Companies, Inc.*	384,900	8,918,133
Transocean Inc.*	102,800	2,468,228
Weatherford International Ltd.*	222,900	8,024,400

		168,956,594

HEALTH CARE EQUIPMENT AND SERVICES 2.5%
Aetna Inc.	297,200	20,084,776
Anthem, Inc.*	84,400	6,330,000
Laboratory Corporation of America Holdings*	161,900	5,982,205
McKesson Corporation	156,300	5,026,608
Medtronic, Inc.	280,000	13,610,800
St. Jude Medical*	110,400	6,773,040

		57,807,429

HOTELS, RESTAURANTS AND LEISURE 3.3%
International Game Technology	628,100	22,423,170
Royal Caribbean Cruises Ltd.	1,020,650	35,508,413
Wendy’s International, Inc.	526,100	20,644,164

		78,575,747

INSURANCE 5.2%
American International Group, Inc.	704,700	46,707,516
Hartford Financial Services Group, Inc.	212,400	12,537,972
PartnerRe Ltd.	309,900	17,989,695
Prudential Financial, Inc.	782,400	32,680,848
XL Capital Ltd. Class “A”	149,700	11,609,235

		121,525,266

______________
See footnotes on page 18.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2003

	Shares	Value

MEDIA 3.8%
Clear Channel Communications, Inc.	545,200	$25,531,716
Time Warner Inc.*	1,291,100	23,226,889
Tribune Company	483,000	24,922,800
Univision Communications Inc. Class “A”*	373,300	14,816,277

		88,497,682

METALS AND MINING 2.2%
BHP Billiton Ltd. (ADR) (Australia)	693,500	12,663,310
Freeport-McMoRan Copper & Gold, Inc. Class “B”	901,500	37,980,195

		50,643,505

PAPER AND FOREST PRODUCTS 1.5%
Weyerhaeuser Company	568,220	36,366,080

PHARMACEUTICALS AND BIOTECHNOLOGY 9.0%
Amgen Inc.*	97,300	6,013,140
Aventis (ADR) (France)	191,600	12,695,416
Biogen Idec Inc.*	237,795	8,747,289
Forest Laboratories, Inc.*	170,800	10,555,440
Genta Inc.*	331,700	3,456,314
Gilead Sciences, Inc.*	37,600	2,186,252
Johnson & Johnson	663,263	34,264,167
MedImmune, Inc.*	242,900	6,174,518
Novartis (ADR) (Switzerland)	534,400	24,523,616
Onyx Pharmaceuticals, Inc.*	125,300	3,543,484
Pfizer Inc.	1,791,838	63,305,637
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)	225,080	12,763,161
Watson Pharmaceuticals, Inc.*	130,600	6,007,600
Wyeth	414,300	17,587,035

		211,823,069

REAL ESTATE 0.7%
Apartment Investment & Management Company Class “A”	501,600	17,305,200

RETAILING 3.3%
Advance Auto Parts, Inc.*	170,100	13,846,140
eBay Inc.*	448,060	28,951,397
Kohl’s Corporation*	78,000	3,505,320
Michaels Stores, Inc.	504,500	22,298,900
Target	210,000	8,064,000

		76,665,757

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 3.5%
Intel Corporation	1,177,590	37,747,647
National Semiconductor Corporation*	632,300	24,918,943
Taiwan Semiconductor Manufacturing Company Ltd.
(ADR) (Taiwan)	1,872,700	19,176,448

		81,843,038

_______________
See footnotes on page 18.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2003

	Shares or
	Principal Amount	Value

SOFTWARE AND SERVICES 6.6%
Electronic Arts Inc.*	439,600 shs	$21,015,078
Microsoft Corporation	2,683,956	73,849,049
Oracle Corporation*	1,880,000	24,825,400
Symantec Corporation*	690,800	23,898,226
Synopsys, Inc.*	366,900	12,415,896

		156,003,649

UTILITIES 0.7%
Duke Energy Corporation	744,700	15,229,115

MISCELLANEOUS 3.0%
SPDR Trust, Series 1	625,400	69,594,512

TOTAL COMMON STOCKS
(Cost $2,058,129,772)		2,284,239,000

TRI-CONTINENTAL FINANCIAL DIVISION 0.2%
WCAS Capital Partners II, L.P.†	$4,727,686	2,396,937
Whitney Subordinated Debt Fund, L.P.†	2,464,665	1,193,390

TOTAL TRI-CONTINENTAL FINANCIAL DIVISION
(Cost $7,192,351)		3,590,327

REPURCHASE AGREEMENT 2.6%
State Street Bank & Trust 0.72%, dated 12/31/2003, maturing
1/2/2004, in the amount of $60,401,624, collateralized by:
$56,950,000 US Treasury Notes 5%, 2/15/2011,
with a fair market value of $62,217,875 (Cost $60,400,000)	60,400,000	60,400,000

TOTAL INVESTMENTS 100.0%
(Cost $2,125,722,123)		2,348,229,327
OTHER ASSETS LESS LIABILITIES		407,101

NET ASSETS 100.0%		$2,348,636,428

___________________
* Non-income producing security.
ADR – American Depository Receipts.
† Restricted security.
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities   December 31, 2003

Assets:
Investments, at value
Common Stocks (cost—$2,058,129,772)	$2,284,239,000
Tri-Continental Financial Division
(cost—$7,192,351)	3,590,327
Repurchase agreement (cost—$60,400,000)	60,400,000

		$2,348,229,327
Cash		300,015
Receivable for dividends and interest		2,731,197
Investment in, and expenses prepaid to, shareholder service agent		594,119
Receivable for Common Stock sold		187,851
Other		104,519

Total Assets		2,352,147,028

Liabilities:
Payable for Common Stock repurchased		1,363,858
Management fee payable		798,622
Preferred dividends payable		470,462
Accrued expenses and other		877,658

Total Liabilities		3,510,600

Net Investment Assets		2,348,636,428
Preferred Stock		37,637,000

Net Assets for Common Stock		$2,310,999,428

Net Assets per share of Common Stock
(Market value—$16.40)		$19.55

Statement of Capital Stock and Surplus December 31, 2003

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
asset coverage per share—$3,120.12
Shares authorized—1,000,000; issued and
outstanding—752,740		$ 37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—118,188,251		59,094,126
Surplus:
Capital surplus		2,755,006,106
Dividends in excess of net investment income		(31,051)
Accumulated net realized loss		(725,576,957)
Net unrealized appreciation of investments		222,507,204

Net Investment Assets		$2,348,636,428

____________
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations    For the Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $160,281)	$35,275,658
Interest	617,945

Total Investment Income		$35,893,603
Expenses:
Management fee	8,651,000
Stockholder account and registrar services	3,606,192
Stockholder reports and communications	622,174
Custody and related services	437,728
Directors’ fees and expenses	376,578
Stockholders’ meeting	255,459
Auditing and legal fees	183,628
Registration	62,230
Miscellaneous	124,211

Total Expenses		14,319,200

Net Investment Income		21,574,403	*
Net Realized and Unrealized Gain
on Investments:
Net realized gain on investments	7,912,646
Net change in unrealized depreciation of investments	437,905,421

Net Gain on Investments		445,818,067

Increase in Net Assets from Operations		$467,392,470

________________
* Net investment income for Common Stock is $19,692,553, which is net of Preferred Stock dividends of $1,881,850.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2003	2002

Operations:
Net investment income	$21,574,403	$31,330,983
Net realized gain (loss) on investments	7,912,646	(527,888,865)
Net change in unrealized appreciation (depreciation)
of investments	437,905,421	(256,514,118)

Increase (Decrease) in Net Investment
Assets from Operations	467,392,470	(753,072,000)

Distributions to Shareholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.17 and $0.26)	(20,521,587)	(33,374,284)

Decrease in Net Investment Assets
from Distributions	(22,403,437)	(35,256,134)

Capital Share Transactions:
Value of shares of Common Stock issued
for investment plans (991,007 and 1,596,880 shares)	14,170,343	26,284,545
Cost of shares of Common Stock purchased
from investment plan participants
(2,610,104 and 2,654,532 shares)	(37,992,282)	(41,998,152)
Cost of shares of Common Stock purchased in the
open market (4,758,500 and 6,850,800 shares)	(68,463,994)	(111,326,749)
Net proceeds from issuance of shares of
Common Stock upon exercise of Warrants
(1,484 and 8,568 shares)	1,484	8,570

Decrease in Net Investment Assets
from Capital Share Transactions	(92,284,449)	(127,031,786)

Increase (Decrease) in Net Investment Assets	352,704,584	(915,359,920)
Net Investment Assets:
Beginning of year	1,995,931,844	2,911,291,764

End of Year (net of dividends in excess
of net investment income of $31,051
and $739,837, respectively)	$2,348,636,428	$1,995,931,844

____________
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2003, 2,610,104 shares were purchased from Plan participants at a cost of $37,992,282, which represented a weighted average discount of 14.69% from the net asset value of those acquired shares. A total of 991,007 shares were issued to Plan participants during the year for proceeds of $14,170,343, at a discount of 15.15% from the net asset value of those shares.

     For the year ended December 31, 2003, the Corporation purchased 4,758,500 shares of its Common Stock in the open market at an aggregate cost of $68,463,994, which represented a weighted average discount of 13.94% from the net asset value of those acquired shares.

     At December 31, 2003, 290,340 shares of Common Stock were reserved for issuance upon exercise of 12,904 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share. Assuming the exercise of all Warrants outstanding at December 31, 2003, net investment assets would have increased by $290,340 and the net asset value of the Common Stock would have been $19.51 per share. The number of Warrants exercised during the years 2003 and 2002 was 66 and 381, respectively.

Tri-Continental Corporation

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, amounted to $2,807,411,518 and $2,949,423,794, respectively. At December 31, 2003, the cost of investments for federal income tax purposes was $2,127,148,377. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $1,426,254. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $264,130,636 and $43,049,686, respectively.

4. Repurchase Agreements — The Corporation may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

5. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2003, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,539,305 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Corporation to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Corporation’s potential obligation under the Guaranties is $812,000. As of December 31, 2003, no event has occurred which would result in the Corporation becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s shareholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2003, of $258,079 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Tri-Continental Corporation

Notes to Financial Statements (continued)

6. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Corporation had a net capital loss carryforward for federal income tax purposes of $730,079,728, which is available for offset against future taxable net capital gains, with $693,816,914 expiring in 2010 and $36,262,814 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of available capital loss carryforwards.

7. Restricted Securities — At December 31, 2003, the Tri-Continental Financial Division of the Corporation comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 2003, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,727,686	$2,396,937
Whitney Subordinated Debt Fund, L.P	7/12/89 to 11/10/98	2,464,665	1,193,390

Total		$7,192,351	$3,590,327

8. Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal, and the Corporation, as a publicly-traded, closed-end investment company, had no market timing arrangements. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that Seligman Advisors, Inc., an affiliate of the Manager, had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions. The Independent Directors of the Board of the Corporation have been reviewing, and will continue to review, the foregoing matters. If the Corporation has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Corporation.

Tri-Continental Corporation

Financial Highlights

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total investment return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

		Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Operating Performance:
Net Asset Value,
Beginning of Year	$15.72	$21.69	$25.87	$32.82	$34.13

Net investment income	0.18	0.25	0.32	0.35	0.48
Net realized and unrealized
investment gain (loss)	3.84	(5.95)	(3.02)	(3.25)	2.90

Increase (Decrease) from
Investment Operations	4.02	(5.70)	(2.70)	(2.90)	3.38
Dividends paid on Preferred Stock	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.17)	(0.26)	(0.28)	(0.33)	(0.48)
Distributions from net gain realized	—	—	(1.11)	(3.30)	(3.79)
Issuance of Common Stock
in gain distributions	—	—	(0.08)	(0.40)	(0.40)

Net Increase (Decrease)
in Net Asset Value	3.83	(5.97)	(4.18)	(6.95)	(1.31)

Net Asset Value,
End of Year	$19.55	$15.72	$21.69	$25.87	$32.82

Adjusted Net Asset Value,
End of Year*	$19.51	$15.69	$21.65	$25.82	$32.75
Market Value, End of Year	$16.40	$13.25	$18.75	$21.1875	$27.875

______________
See footnotes on page 26.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2003	2002	2001	2000	1999

Total Investment Return:
Based upon market value	25.24%	(28.18)%	(5.22)%	(11.56)%	12.57%
Based upon net asset value	25.84%	(26.35)%	(10.20)%	(8.29)%	10.67%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.68%	0.67%	0.59	0.54%	0.56%
Expenses to average net assets for
Common Stock	0.70%	0.68%	0.60%	0.54%	0.56%
Net investment income to
average net investment assets	1.03%	1.29%	1.36%	1.10%	1.36%
Net investment income to average
net assets for Common Stock	1.05%	1.31%	1.37%	1.11%	1.38%
Portfolio turnover rate	138.65%	152.79%	124.34%	54.13%	42.83%
Net Investment Assets,
End of Year (000s omitted):
For Common Stock	$2,310,999	$1,958,295	$2,873,655	$3,458,009	$4,109,863
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$2,348,636	$1,995,932	$2,911,292	$3,495,646	$4,147,500

_______________
* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Auditors

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the “Corporation”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Corporation’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2003, the results of its operations, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2004

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[3,4]	Chairman and Chief Executive Officer of KeySpan Corporation (diversified
• Director: From May 2003	energy, gas and electric company); Director or Trustee of each of the
• Oversees 60 Portfolios in	investment companies of the Seligman Group of Funds† (except Seligman
Fund Complex	Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd.,
Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration
Company (oil and gas exploration, development and production companies),
Edison Electric Institute, New York State Energy Research and Development
Authority, Independence Community Bank, Business Council of New York
State, Inc., New York City Partnership, and the Long Island Association
(business and civic organizations).

John R. Galvin (74)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;
• Director: 1995 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios in	Group of Funds†; and Chairman Emeritus, American Council on Germany.
Fund Complex	Formerly, Governor of the Center for Creative Leadership; Director,
Raytheon Co. (defense and commercial electronics) and USLIFE Corporation
(life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme
Allied Commander, Europe and the Commander-in-Chief, United States
European Command.

Alice S. Ilchman (68)[3,4]	President Emerita, Sarah Lawrence College; Director or Trustee of each of the
• Director: 1990 to Date	investment companies of the Seligman Group of Funds†; Director, Jeannette K.
• Oversees 61 Portfolios in	Watson Summer Fellowships (summer internships for college students);
Fund Complex	Trustee, Save the Children (non-profit child-assistance organization) and the
Committee for Economic Development; a Governor of the Court of Governors,
London School of Economics; and Director, Public Broadcasting Service (PBS).
Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and
Director, New York Telephone Company.

Frank A. McPherson (70)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy company); Director or Trustee of each of
• Oversees 61 Portfolios in	the investment companies of the Seligman Group of Funds†; Director,
Fund Complex	ConocoPhillips (integrated international oil corporation); Integris Health
(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products) and the
Federal Reserve System’s Kansas City Reserve Bank.

______________
See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below

INDEPENDENT DIRECTORS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm);
• Director: 1991 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios in	Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of
Fund Complex	aluminum sheet products); Director and Treasurer, the Foreign Policy
Association; Director Emeritus, Municipal Art Society of New York; Trustee
and Secretary, the U.S. Council for International Business; Trustee and Vice
Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New
York-Presbyterian Hospital; and Member of the American Law Institute and
Council on Foreign Relations.

Betsy S. Michel (61)[2,4]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1985 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios in	(charitable foundation) and World Learning, Inc. (international educational
Fund Complex	training). Formerly, Chairman of the Board of Trustees of St. George’s School
(Newport, RI).

Leroy C. Richie (62)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment compa-
• Oversees 60 Portfolios in	nies of the Seligman Group of Funds† (except Seligman Cash Management
Fund Complex	Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company)
and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp.
Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of
• Director: 1991 to Date	each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios in	Formerly, Director, USLIFE Corporation (life insurance).
Fund Complex

James N. Whitson (68)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios in	of the investment companies of the Seligman Group of Funds†; Director,
Fund Complex	C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

______________
See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (65)*[1]	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and
• Director and Chairman of the	Director or Trustee of each of the investment companies of the Seligman
Board: 1988 to Date	Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.,
• Oversees 61 Portfolios in	and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas
Fund Complex	industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee
Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*[1]	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Director: 1993 to Date	Chief Executive Officer and Director or Trustee of each of the investment
• President: 1995 to Date	companies of the Seligman Group of Funds†; Director, Seligman Advisors,
• Chief Executive Officer:	Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of
2002 to Date	the Board of Governors of the Investment Company Institute; and Chairman,
• Oversees 61 Portfolios in	ICI Mutual Insurance Company.
Fund Complex

Richard R. Schmaltz (63)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and
• Vice President and Portfolio	Portfolio Manager of Seligman Common Stock Fund, Inc. and Co-Portfolio
Manager: Dec. 2003 to Date	Manager of Seligman Income and Growth Fund, Inc. Vice President of
Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock
Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio.
Formerly, Director of Investments, J. & W. Seligman & Co. Incorporated.

Charles W. Kadlec (57)	Managing Director of J. & W. Seligman & Co. Incorporated and Chief
• Vice President: 1996 to Date	Investment Strategist for Seligman Advisors, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon
Matrix, which is based on an investor’s time horizon to reaching goals, and
Harvesting a Lifetime of Savings, a strategy addressing the unique concerns facing retirees.

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President: 2000 to Date	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman
Data Corp.

______________
See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (47)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; Treasurer, Seligman
• Treasurer: 2000 to Date	Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co.
Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice
President, Seligman Services, Inc. and Vice President and Treasurer, Seligman
International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (39)	Managing Director, General Counsel, and Corporate Secretary, J. & W.
• Secretary: 1994 to Date	Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services,
Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior
Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated,
and Corporate Secretary, Seligman Henderson Co.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of twenty-three registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Tri-Continental Corporation

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Proxy Voting Policies and Procedures

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US or (ii) on the SEC’s website at http://www.sec.gov.

Important Telephone Numbers
(800) TRI-1092	Stockholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated
Telephone Access Service

Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of stockholders shares of Common Stock of Tri-Continental Corporation, or those who have received the current prospectus covering which contains information about management fees and other costs.

CETRI2 12/03

                                   FORM N-CSR

ITEM 2.    CODE OF ETHICS.
           As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.
           The registrant's board of directors has determined that Mr. James N.
           Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.
           (a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                              2003            2002
                                           ------------    ------------
           Audit Fees                          $56,336         $54,850
           Audit-Related Fees                        -               -
           Tax Fees                              2,100           2,000
           All Other Fees                        1,897           2,609

           Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

           Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                               2003            2002
                                           ------------    ------------
           Audit-Related Fees                  $89,130        $105,355
           Tax Fees                              7,500          18,450

           Audit-related fees include amounts for (i) attestation services for the registrant's stockholder service agent; (ii) review of certain internal controls of such stockholder service agent's sub-agent; and
           (iii) actuarial services provided prior to May 6, 2003 to the registrant's investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant's stockholder service agent.

           (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit
           Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

           The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit
           Committee at its next scheduled meeting.

           Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

           (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of
           Rule 2-01 of Regulation S-X.

           (f) Not applicable.

           (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
           (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $100,627 and $128,414, respectively.

           (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.
           James N. Whitson, Chairman
           John R. Galvin           Betsy S. Michel
           John E. Merow            Leroy C. Richie

ITEM 6.    [RESERVED]

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
           J. & W. Seligman & Co. Incorporated ("Seligman"), as the registrant's
           (the "Fund") investment manager, will vote the proxies relating to the Fund's portfolio holdings.

           INTRODUCTION. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with
           Seligman's determination of what is in the best interests of the
           Fund's stockholders.

           The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's stockholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

           THE PROXY VOTING PROCESS. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by
           Seligman pursuant to the guidelines (the "Guidelines") established by
           Seligman's Proxy Voting Committee (the "Committee").

           The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The
           Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

           Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

           CONFLICTS OF INTERESTS. Seligman's Director of Compliance maintains a
           Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with
           Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

           DEVIATIONS FROM GUIDELINES AND SPECIAL SITUATIONS. Seligman
           recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the
           Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the
           Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

           Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals.

           GUIDELINES SUMMARY.  The Guidelines are briefly described as follows:

           1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

           2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards,
           supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

           3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

           4. Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

           5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive
           compensation, unless considered excessive.

           6. Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d)
           the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

           7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

           8. Seligman will vote for proposals to effect stock splits.

           9. Seligman will vote for proposals authorizing stock repurchase programs.

           10. Seligman will vote against authorization to transact unidentified business at the meeting.

           11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

           12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

           13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

           14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

           (a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within
           90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

           (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 10.  EXHIBITS.

           (a)(1)   Code of Ethics for Principal Executive and Principal
                    Financial Officers

           (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                    Investment Company Act of 1940.

           (b)      Certifications of chief executive officer and chief
                    financial officer as required by Rule 30a-2(b) under the
                    Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:      /s/ BRIAN T. ZINO
         --------------------------------------
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         --------------------------------------
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 5, 2004

By:      /s/ LAWRENCE P. VOGEL
         --------------------------------------
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    March 5, 2004

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

         (a)(1)   Code of Ethics for Principal Executive and Principal
                  Financial Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.